Exhibit 10.3

INCREASE JOINDER AND AMENDMENT AGREEMENT
THIS INCREASE JOINDER AND AMENDMENT AGREEMENT, dated as of August 11, 2015 and effective as of the Effective Date (as defined below) (this “Agreement”), is entered into by and among the Lenders under the Loan Agreement (as defined below) signatory hereto (the “Consenting Lenders”), the Increase Term B Lenders set forth on Schedule A hereto (the “Increase Term B Lenders”), the MOHEGAN TRIBAL GAMING AUTHORITY (the “Borrower”), a governmental instrumentality of the Tribe (as defined below), THE MOHEGAN TRIBE OF INDIANS OF CONNECTICUT, a federally recognized Indian tribe and Native American sovereign nation (the “Tribe”), the other Loan Parties party hereto, and CITIZENS BANK, N.A. (f/k/a RBS CITIZENS, N.A.), as administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Agreement have the meanings provided in the Loan Agreement (as defined below).
RECITALS
WHEREAS, reference is hereby made to that certain Loan Agreement, dated as of November 19, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time through the date hereof, the “Loan Agreement”) by and among the Borrower, the Tribe, the Administrative Agent and the banks, financial institutions and other entities from time to time party thereto as lenders or L/C Issuers.
WHEREAS, pursuant to Section 12.01 of the Loan Agreement, the Required Lenders, the Borrower and the Tribe may amend the Loan Agreement as set forth below.
WHEREAS, pursuant to Section 2.17 of the Loan Agreement, the Borrower may request, and the applicable Lenders may provide, Increase Term B Loans by entering into one or more Incremental Amendments with the applicable Lenders and/or Additional Lenders.
WHEREAS, the Borrower has requested that each Increase Term B Lender set forth on Schedule A hereto provide a term loan commitment in the principal amount set forth opposite its name on Schedule A hereto (the “Increase Term B Loan Commitments” and the Term Loans made pursuant thereto, “Increase Term B Loans”) and intends to use the proceeds thereof to refinance Indebtedness outstanding under the Existing Senior Subordinated Indenture.
WHEREAS, the Increase Term B Lenders have agreed to provide such Increase Term B Loan Commitments on the terms and subject to the conditions set forth herein.

AGREEMENT
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Article I.
AMENDMENTS
Section 1.01    Amendments.
(a)    The reference to “the second year anniversary of the Effective Date” in the table in Section 2.06(c) of the Loan Agreement is hereby replaced with “February 19, 2016.”
(b)    Section 2.17(a)(v) of the Loan Agreement is hereby amended by replacing “$50,000,000” therein with “$140,000,000”.
Article II.
COMMITMENTS AND TERMS OF INCREASE TERM B LOANS
Section 2.01    Increase Term B Loans.
(a)    Pursuant to Section 2.17 of the Loan Agreement, the Borrower hereby requests that the Increase Term B Lenders make, and each Increase Term B Lender hereby agrees, severally and not jointly, to make, a single loan to the Borrower on the Effective Date in a principal amount equal to its respective Increase Term B Loan Commitment set forth on Schedule A hereto, in each case, on the terms and subject to the conditions set forth herein.
(b)    Notwithstanding any other provision of the Loan Agreement or this Agreement, the Increase Term B Loan Commitments shall automatically terminate on the Effective Date upon the funding of the corresponding Increase Term B Loans pursuant to this Section 2.01. No portion of the loans borrowed under this Section 2.01 which is repaid may be reborrowed, but the outstanding principal balance of such loans may be converted or continued in the manner set forth in Section 2.03 of the Loan Agreement.
(c)    The Administrative Agent hereby consents to the Increase Term B Lenders becoming Lenders for all purposes under the Loan Agreement.
Section 2.02    Other Terms and Conditions. From and after the Effective Date:
(a)    the Increase Term B Loans made hereunder shall constitute Increase Term B Loans, Term B Loans and Loans under the Loan Agreement and shall be subject to all the terms and conditions applicable to the other Term B Loans under the Loan Agreement, including without limitation with respect to maturity, prepayments, repayments, interest rate and other economic terms;

(b)    each Increase Term B Lender shall be a Term B Lender and a Lender under the Loan Agreement in respect of the Increase Term B Loans made hereunder;
(c)    the Increase Term B Loans (and all interest, fees and other amounts payable thereon) (i) shall be Obligations under the Loan Agreement and the other Loan Documents, (ii) shall rank pari passu in right of payment with all other Obligations and (iii) shall be secured by the relevant Collateral Documents and shall be guaranteed under the Guaranty on a pari passu basis with all other Obligations secured by each such Collateral Document and guaranteed under the Guaranty; and
(d)    Pursuant to the proviso in Section 2.17(c) of the Loan Agreement, the parties hereto hereby agree that (i) the adjustment to the Amortization Amount with respect to the Term B Loans required pursuant Section 2.17(c) of the Loan Agreement in connection with the provision of the Increase Term B Loans pursuant to this Agreement is $228,426.40, and (ii) in furtherance of the foregoing, immediately upon the making of the Increase Term B Loans, the Amortization Amount with respect to the Term B Loans shall be $2,053,426.40.
Section 2.03    Borrowings. On the Effective Date, the Increase Term B Loans shall be made as Base Rate Loans and Eurodollar Rate Loans in the same proportion as is then applicable to the existing Term B Loans. With respect to Increase Term B Loans made as Eurodollar Rate Loans, (i) the initial Interest Period(s) for all such Increase Term B Loans hereunder shall commence upon the making of such Increase Term B Loans and end on the last day of the Interest Period(s) applicable to the existing Term B Loans (as of the date of the making of the Increase Term B Loans) and (ii) such Increase Term B Loans shall have the same Eurodollar Rate as the corresponding existing Term B Loans (and, if there are multiple Interest Periods and/or multiple Eurodollar Rates applicable to the existing Term B Loans as of such date of the making of the Increase Term B Loans, then the Increase Term B Loans shall have multiple Interest Periods ending on the same days (and having the same Eurodollar Rates) as such Interest Periods, and with respect to amounts proportionate to the amount of existing Term B Loans applicable to such Interest Periods). Each Increase Term B Lender, by executing this Agreement, consents to such initial Interest Periods and Eurodollar Rates for the Increase Term B Loans.
Section 2.04    Incremental Amendment. (i) This Agreement shall constitute an “Incremental Amendment” and a “Loan Document” under the Loan Agreement and (ii) Section 3.01 shall be deemed to be the certificate required under Section 2.17(a)(vii) of the Loan Agreement in connection with the provision of the Increase Term B Loans.
Section 2.05    Lender Affirmations and Confirmations. Each of the parties hereto acknowledges and agrees that upon making of its Increase Term B Loans on the Effective Date, each Increase Term B Lender not already party to the Loan Agreement as a Term B Lender shall become a “Term B Lender” and a “Lender” under, and for all purposes of, the Loan Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof. Each Increase Term B Lender (i) confirms that it has received a copy of the Loan Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the

Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement and the other Loan Documents as are delegated to such Person by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will be bound by and perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement apply to, or are required to be performed by, it as a Lender in respect of Term B Loans. By its execution of this Agreement, each Increase Term B Lender represents and warrants that it is an Eligible Assignee (subject to the consents referred to in the definition of “Eligible Assignee”).
Article III.
BORROWER’S CERTIFICATIONS AND COVENANTS
Section 3.01    Borrower’s Certifications. By its execution of this Agreement, the Borrower hereby certifies as of the date hereof and as of the Effective Date that:
(a)    The proceeds of the Increase Term B Loans will be used to (i) repay, redeem, defease or otherwise refinance Indebtedness under the Existing Senior Subordinated Indenture, (ii) pay any premiums or penalties, or accrued and unpaid interest, payable in connection therewith, (iii) pay reasonable fees and expenses payable in connection therewith or (iv) pay fees and expenses payable in connection with this Agreement and the transactions contemplated hereby;
(b)    No Default of Event of Default has occurred and is continuing or will result from the transactions contemplated under this Agreement (including from the making of the Increase Term B Loans on the Effective Date);
(c)    The representations and warranties of the Tribe and each Loan Party contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects with the same effect as though made on and as of the Effective Date, except to the extent such representations and warranties by their terms are made as of a specified date, in which case such representations and warranties are true and correct in all material respects on and as of such specified date and except that the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Loan Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 8.01 of the Loan Agreement; provided that, in any case, if a representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language, the applicable materiality qualifier in this Section 3.01(c) shall be disregarded for purposes of such representation and warranty;
(d)    After giving effect to the incurrence of the Increase Term B Loans on the Effective Date and the application of the proceeds thereof, Borrower is in compliance as of the Effective Date with each of the financial covenants set forth in Section 9.13 of the Loan Agreement for the most recently ended Fiscal Quarter on a Pro Forma Basis;

(e)    The request for and the incurrence of the Increase Term B Loans contemplated hereunder comply with Section 2.17(a)(iv) and (v) of the Loan Agreement (as amended by this Agreement);
(f)    After giving effect to the incurrence of the Increase Term B Loans on the Effective Date and the application of the proceeds thereof, the Secured Leverage Ratio as of the Effective Date does not exceed 3.00 to 1.00 on a Pro Forma Basis;
(g)    Calculations demonstrating in reasonable detail the Borrower’s compliance with the requirements set forth in clauses (d) and (f) above are set forth in Schedule B.
Section 3.02    Borrower’s Covenants. By its execution of this Agreement, the Borrower hereby covenants that the Borrower:
(a)     shall deliver or cause to be delivered all documents reasonably requested by Administrative Agent in order to effect fully the purposes of this Agreement; and
(b)    (i) with respect to any mortgage of the Lease or modification of the Leasehold Mortgage reasonably requested by the Administrative Agent pursuant to Section 4.01(c), no later than the date that is ninety (90) days after the Effective Date (as such date may be extended by the Administrative Agent in its sole discretion), obtain the approval of the Bureau of Indian Affairs with respect to such mortgage or mortgage modification and do all things reasonably necessary to cause such mortgage or mortgage modification to be recorded as soon as reasonably practicable after obtaining such approval; (ii) promptly execute and deliver a revised version of such mortgage or mortgage modification if necessary to obtain the approval of the Bureau of Indian Affairs; and (iii) as soon as reasonably practicable after recordation, provide evidence to the Administrative Agent that a certified copy of such mortgage or mortgage modification has been lodged with the Secretary of the Tribal Council.
Article IV.
CONDITIONS TO THE EFFECTIVE DATE
Section 4.01    This Agreement shall become effective on the date, which shall be a Business Day (the “Effective Date”), on which each of the following conditions is satisfied.
(a)    Execution of Counterparts.  The Administrative Agent shall have received executed counterparts of this Agreement from the Borrower, the Tribe, each of the other Loan Parties, the Administrative Agent, the Required Lenders and each Increase Term B Lender.
(b)    Certifications. Each of the certifications contained in Section 3.01 shall be true and correct.
(c)    Mortgages and Title Insurance. The Administrative Agent shall have received such mortgages or mortgage modifications, and title insurance or title endorsements, if any, as may be reasonably requested by the Administrative Agent, in each case in form and substance reasonably satisfactory to the Administrative Agent; provided, no mortgage of the Lease or modification of the Leasehold Mortgage shall be recorded pending satisfaction by the Authority of its covenants set forth in Section 3.02(b) above.
(d)    Loan Party and Tribe Documents. The Administrative Agent shall have received the following, in each case in form and substance reasonably satisfactory to the Administrative Agent:
(i)    such documentation as the Administrative Agent may reasonably require to confirm the existence of the Tribe as a federally recognized Indian Tribe, the formation, valid existence and good standing of Borrower and each other Loan Party, each Loan Party’s and the Tribe’s authority to execute, deliver and perform this Agreement and any related documents, and the identity, authority and capacity of each Senior Officer authorized to act on their behalf, including, without limitation, certified copies of (or “no-change” certifications with respect to) the Constitution, the Gaming Ordinance, the Gaming Authority Ordinance and each Guarantor’s charter and bylaws, and amendments thereto, certified resolutions, and incumbency certificates;
(ii)    a certificate of a Senior Officer or Secretary of the Tribe and each Loan Party either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by the Tribe or such Loan Party and the validity against the Tribe or such Loan Party of this Agreement and any related documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required; and
(iii)    evidence satisfactory to the Administrative Agent that the Borrower and the Tribe have received all tribal, governmental, enrolled tribal member, Bureau of Indian Affairs, NIGC (it being understood that no “declination” letter shall be required), shareholder and third party consents, approvals and regulatory reviews, necessary in connection with the transactions contemplated hereby; and
(iv)    such other documents related to the foregoing matters as the Administrative Agent may reasonably request.
(e)    Legal Opinions. The Administrative Agent shall have received the favorable written legal opinions of Wachtell, Lipton, Rosen & Katz, special counsel to Borrower, Rome McGuigan, P.C., special Connecticut counsel to Borrower, Faegre Baker Daniels LLP, special Indian law counsel to Borrower, and Rosenn, Jenkins & Greenwald LLP, special Pennsylvania counsel to Borrower, in each case, addressed to the Administrative Agent and each Lender, and such other opinions of counsel concerning the Tribe, Borrower the other Loan Parties and the Loan Documents as the Administrative Agent may reasonably request.
(f)    Existing Senior Subordinated Notes. The Administrative Agent shall have received evidence that Borrower shall have (i) given, or substantially simultaneously shall give, irrevocable notice of redemption to the Existing Senior Subordinated Notes Trustee with respect to not less than $90 million in principal amount of Existing Senior Subordinated Notes outstanding under the Existing Senior Subordinated Indenture and (ii) deposited with the Existing Senior Subordinated Notes Trustee such amount to fund such redemption.
(g)    Fees and Expenses.
(i)    Borrower shall have paid to each Increase Term B Lender an upfront fee or original issue discount equal to 0.95% of the amount of such Increase Term B Lender’s Increase Term B Loan Commitment.
(ii)    The Borrower shall have paid to the Administrative Agent for the account of each Consenting Lender that provided an executed counterparty of this Agreement on or before July 28, 2015 (as such date may be extended with the consent of the Borrower and the Administrative Agent) a consent fee equal to 0.175% of the aggregate principal amount of Revolving Commitments and Term Loans of such Consenting Lender.
(iii)    The Borrower shall have paid to the Administrative Agent all fees, expenses and other amounts (without duplication of amounts under clause (iv) below) required to be paid to the Administrative Agent in connection with the entry into this Agreement and the incurrence of the Increase Term B Loans.
(iv)    The Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to or on the Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).
(h)    Lien Searches. The Administrative Agent shall have received the results of a recent lien search in each relevant jurisdiction with respect to Borrower and each other Loan Party and such search shall reveal no liens on any of the assets of Borrower except for permitted liens and except for liens to be discharged on or prior to the Effective Date pursuant to documentation reasonably satisfactory to the Administrative Agent.
(i)    Loan Notice. The Administrative Agent shall have received an executed Loan Notice in respect of the Increase Term B Loan no later than the Business Day prior to the Effective Date.
(j)    Term B Loan Notes. The Administrative Agent shall have received Term B Loan Notes executed by Borrower in favor of each Increase Term B Lender requesting a Term B Loan Note in a principal amount equal to the amount of the Increase Term B Loan made by it on the Effective Date.

Article V.
REAFFIRMATION OF LOAN DOCUMENTS, ETC.
Section 5.01    Validity of Obligations. Each of the Tribe and each Loan Party acknowledges and agrees that, both before and after giving effect to this Agreement and the other agreements, documents, contracts and certificates contemplated hereby (together with the Agreement, collectively, the “Joinder Documentation”), the Borrower is indebted to the Lenders and the other Secured Parties for the Obligations, without defense, counterclaim or offset of any kind, and each of the Tribe and each Loan Party hereby ratifies and reaffirms the validity, enforceability and binding nature of the Obligations both before and after giving effect to the Joinder Documentation.
Section 5.02    Validity of Liens and Collateral Documents. By executing this Agreement, each of the Tribe and each Loan Party (a) acknowledges receipt of a copy of the Joinder Documentation and consents to the Joinder Documentation and the commitments in respect of and funding of the Increase Term B Loans, (b) hereby affirms and ratifies the Loan Documents to which it is a party and confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and (c) acknowledges and agrees that notwithstanding the execution and delivery of the Joinder Documentation and the commitments in respect of and funding of the Increase Term B Loans, (i) such guarantees, pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, are not impaired or adversely affected in any manner whatsoever (except as expressly provided in the Joinder Documentation) and shall continue to be in full force and effect and (ii) such guarantees, pledges, grants of security interests and other obligations shall continue to guaranty or secure, as applicable, all the Obligations (as increased pursuant to the Joinder Documentation, including the Obligations in respect of the Increase Term B Notes). On and after the Effective Date, (x) each reference, whether direct or indirect, in the Loan Documents to the “Loan Agreement”, “thereunder”, “thereof” (and each reference in the Loan Agreement to this “Agreement”, “hereunder” or “hereof”) or words of like import shall mean and be a reference to the Loan Agreement as amended by, and after giving effect to, this Agreement and (y) each reference, whether direct or indirect, in each Loan Document to “Obligations” shall be deemed to include the Obligations in respect of the Increase Term B Notes.
Section 5.03    Representation and Warranties. Each of the Tribe and each Loan Party (other than the Borrower) hereby certifies as of the date hereof and as of the Effective Date that the representations and warranties of the Tribe or such Loan Party, as applicable, contained in the Loan Documents are true and correct in all material respects with the same effect as though made on and as of the Effective Date, except to the extent such representations and warranties by their terms are made as of a specified date, in which case such representations and warranties are true and correct in all material respects on and as of such specified date; provided that, in any case, if a representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language, the applicable materiality qualifier in this Section 5.03 shall be disregarded for purposes of such representation and warranty.
Section 5.04    No Waiver. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent or any other Person under any of the Loan Documents, or constitute a waiver or modification of any provision of any of the Loan Documents.
Section 5.05    Designated Senior Debt. The Borrower hereby irrevocably designates the Obligations, including the Obligations, in respect of the Increase Term B Loans, as “Designated Senior Indebtedness” under, and as such term is defined in, the Existing Senior Subordinated Indenture.
Article VI.
MISCELLANEOUS
Section 6.01    Notice. For purposes of the Loan Agreement, the initial notice address of each Increase Term B Lender shall be as set forth below its signature below.
Section 6.02    Recordation of the Increase Term B Loans. Upon the Effective Date, Administrative Agent will record the Increase Term B Loans of the Increase Term B Lenders in the Register.
Section 6.03    Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto; provided, that from and after the Funding Date, this Agreement may only be modified in accordance with the requirements of Section 12.01 of the Loan Agreement.
Section 6.04    Entire Agreement. This Agreement, the Loan Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
Section 6.05    Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.
Section 6.06    Governing Law. Except to the extent otherwise expressly provided therein, this Agreement and each other Loan Document shall be governed by, and construed and enforced in accordance with, the Laws of the State of New York, without regard to conflict of law principles that would result in the application of any Law other than the Laws of the State of New York (other than any mandatory provisions of the Uniform Commercial Code of the State of New York relating to the Law governing perfection and the effect of perfection of the security interests granted under the Loan Documents), provided however, that if and only to the extent that any security interest granted to the Administrative Agent for the benefit of the Creditors pursuant to this Agreement or any other Loan Document shall be deemed exempt from the provisions of Article 9 of the Uniform Commercial Code of the State of New York by virtue of Borrower being a governmental entity, then such security interest shall be governed by the corresponding provisions of Article 9 of the Tribe’s Uniform Commercial Code, as adopted by the UCC Ordinance. Borrower and each other party hereto each hereby consents to the application of New York civil law to the construction, interpretation and enforcement of this Agreement and the other Loan Documents, and to the application of New York civil law to the procedural aspects of any suit, action or proceeding relating thereto, including but not limited to legal process, execution of judgments and other legal remedies, except for any procedural matters governed by or relating to the conduct of arbitration under Section 6.07. This Agreement and the other Loan Documents to which Borrower is a party are each “Contracts of the Tribal Gaming Authority” within the meaning of Section 1 of Article XIII (entitled “Tribal Gaming Authority Amendment”) of the Constitution.

Section 6.07    Arbitration Reference.
(a)    Mandatory Arbitration. Subject to clause (c) below, at the option of the Administrative Agent (exercised in accordance with consent of the Required Lenders), Borrower, any of its Restricted Subsidiaries that are Tribal Entities or, to the extent it is a party to any such controversy or claim, the Tribe, any controversy or claim between or among the parties arising out of or relating to this Agreement, the other Loan Documents or any agreements or instruments relating hereto or thereto or delivered in connection herewith or therewith and any claim based on or arising from an alleged tort (each, a “Claim”), shall be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the American Arbitration Association (“AAA”). The arbitrators shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrators. Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.
(b)    Provisional Remedies, Self-Help and Foreclosure. No provision of this Section shall limit the right of any party to this Agreement to exercise self-help remedies such as setoff, to foreclose against or sell any real or personal property collateral or security or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of any party to resort to arbitration or reference. At the Required Lenders’ option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure.
(c)    Limitation.
(i)    This Section shall not be construed to require arbitration by the Creditors of any disputes which now exist or hereafter arise amongst themselves which do not involve the Tribe, Borrower or any of the Restricted Subsidiaries and are not related to this Agreement and the Loan Documents.
(ii)    Notwithstanding anything to the contrary in this Agreement or any Loan Document, a Claim may only be submitted to or otherwise determined by arbitration pursuant to clause (a) or otherwise if, and only if, each of the courts described in Section 6.09(c)(I) and 6.09(c)(II) lack or decline jurisdiction with respect to such Claim.
(d)    Specific Enforcement Representation. Each party to this Agreement severally represents and warrants to the other parties that this Section 6.07 is specifically enforceable against such party by the other parties.
Section 6.08    WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL (OR TO THE EXTENT SO DIRECTED IN ACCORDANCE WITH SECTION 6.07, ARBITRATION) WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
Section 6.09    WAIVER OF SOVEREIGN IMMUNITY; CONSENT TO JURISDICTION.
(a)    BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES THE SOVEREIGN IMMUNITY OF BORROWER AND EACH OF ITS RESTRICTED SUBSIDIARIES (AND ANY DEFENSE BASED THEREON) FROM ANY SUIT, ACTION OR PROCEEDING OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OF NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION, EXERCISE OF CONTEMPT POWERS, OR OTHERWISE) IN ANY FORUM, WITH RESPECT TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, PROVIDED THAT (1) THE WAIVER CONTAINED IN THIS CLAUSE (a) IS EXPRESSLY LIMITED TO ACTIONS AGAINST BORROWER AND ITS RESTRICTED SUBSIDIARIES AND (2) ANY RECOVERY UPON ANY JUDGMENT RESULTING THEREFROM SHALL BE LIMITED TO RECOVERY AGAINST THE AUTHORITY PROPERTY (OTHER THAN ANY PROTECTED ASSETS), INCLUDING POCONO DOWNS AND THE REVENUES OF BORROWER AND ITS RESTRICTED SUBSIDIARIES AND ALL COLLATERAL RELATING THERETO.
(b)    THE TRIBE HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ITS OWN SOVEREIGN IMMUNITY (APPLICABLE TO ITSELF AS AN INDIAN TRIBAL NATION) (AND ANY DEFENSE BASED THEREON) FROM ANY SUIT, ACTION OR PROCEEDING OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OF NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION, EXERCISE OF CONTEMPT POWERS, OR OTHERWISE) WITH RESPECT TO THE REPRESENTATIONS AND WARRANTIES OF THE TRIBE, THE COVENANTS OF THE

TRIBE, AND EACH EVENT OF DEFAULT CAUSED BY THE TRIBE’S BREACH OF ANY SUCH REPRESENTATION, WARRANTY OR COVENANT, IT BEING EXPRESSLY UNDERSTOOD THAT (1) THE WAIVERS AND CONSENTS CONTAINED IN THIS CLAUSE (b) ARE NOT LIMITED TO ACTIONS AGAINST BORROWER AND ITS RESTRICTED SUBSIDIARIES, (2) ANY ACTION DESCRIBED IN THIS CLAUSE (b) MAY BE BROUGHT AGAINST THE TRIBE, AND (3) ANY RECOVERY UPON ANY JUDGMENT RESULTING FROM ANY SUCH ACTION MAY BE HAD AGAINST THE ASSETS AND REVENUES OF THE TRIBE IN A MANNER CONSISTENT WITH SECTION 6.10.
(c)    Each of the Tribe and Borrower hereby EXPRESSLY AND irrevocably submits to the exclusive (subject to Section 6.07 and other than with respect to actions by THE ADMINISTRATIVE agent in respect of rights under any collateral document governed by laws other than the laws of the state of new york or with respect to any collateral subject thereto) jurisdiction of (I) any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, (ii) in the event that the courts described in clause (I) above lack or decline jurisdiction, any connecticut state court or federal court of the united states of america sitting in connecticut, and any appellate court from any thereof and (iii) in the event that the courts described in clauses (I) and (ii) above lack or decline jurisdiction, any other court of competent jurisdiction, INCLUDING, SUBJECT TO CLAUSE (g) below, any tribal court, in each case in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such courts. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that THE ADMINISTRATIVE Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Tribe or Borrower or their respective properties in the courts of any jurisdiction.
(d)    Each of the Tribe and Borrower hereby expressly and irrevocably waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any court described in clause (c) above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(e)    Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 12.02 of the LOAN AGREEMENT. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
(f)    THE WAIVERS AND CONSENTS DESCRIBED IN THIS SECTION SHALL INURE TO THE BENEFIT OF THE CREDITORS AND EACH OTHER PERSON WHO IS ENTITLED TO THE BENEFITS OF THE LOAN DOCUMENTS (INCLUDING WITHOUT LIMITATION THE INDEMNITEES REFERRED TO IN SECTION 12.04 OF THE LOAN

AGREEMENT). SUBJECT TO SECTIONS 6.11 AND 6.12 THE CREDITORS AND SUCH OTHER PERSONS SHALL HAVE AND BE ENTITLED TO ALL AVAILABLE LEGAL AND EQUITABLE REMEDIES, INCLUDING THE RIGHT TO SPECIFIC PERFORMANCE, MONEY DAMAGES AND INJUNCTIVE OR DECLARATORY RELIEF. THE WAIVERS OF SOVEREIGN IMMUNITY AND CONSENTS TO JURISDICTION CONTAINED IN THIS SECTION ARE IRREVOCABLE.
(g)    THE TRIBE AND BORROWER EACH AGREES THAT ANY ACTION FOR THE ENTRY OF JUDGMENT ON AND/OR ENFORCEMENT OF AN ARBITRATION AWARD OR COURT ORDER OR JUDGMENT MAY BE BROUGHT IN THE MOHEGAN TRIBAL GAMING DISPUTES COURT. THE TRIBE AND BORROWER EACH EXPRESSLY WAIVES THE APPLICATION OF THE DOCTRINES OF EXHAUSTION OF TRIBAL REMEDIES AND ANY RIGHT OF COMITY WITH RESPECT TO ANY TRIBAL COURT OR ANY TRIBAL COURT OF APPEALS THE TRIBE MAY NOW OR HEREAFTER MAINTAIN. IN ANY EVENT, NO ACTION MAY BE BROUGHT IN ANY TRIBAL COURT WITHOUT THE PRIOR WRITTEN CONSENT OF THE ADMINISTRATIVE AGENT (WITH THE CONSENT OF THE REQUIRED LENDERS).
Section 6.10    Lender Covenant. In any action or proceeding against Borrower or any of its Restricted Subsidiaries to enforce the Loan Documents which is not also an action or proceeding against the Tribe, the Creditors agree that they shall have no recourse to the Tribe or to its property which is not Authority Property. In any action or proceeding to enforce the Loan Documents which includes the Tribe, the Creditors agree that they shall, to the extent then permitted by applicable Law, take commercially practicable steps to enforce any claim for damages awarded to the Creditors by any court, tribunal, arbitrator or other decision maker against Borrower or the Authority Property prior to taking general recourse to the Tribe or any Property thereof which is not Authority Property. The provisions of this Section shall not be construed (a) to create any recourse on the part of the Creditors against the Tribe, the property of the Tribe which is not Authority Property or revenues except for any breach of the Tribe’s own representations, warranties and covenants, or (b) to require exhaustion by the Creditors of any remedies against Borrower, its Restricted Subsidiaries or the Authority Property prior to having recourse, in the proper case, against the Tribe and its property which is not Authority Property.
Section 6.11    Gaming Law Limitations. Notwithstanding any provision in this Agreement or any other Loan Document, none of the Creditors shall engage in any of the following: planning, organizing, directing, coordinating, controlling or managing all or any portion of the Tribe’s or Borrower’s or any other Tribal Entity’s gaming operations that are regulated by IGRA (collectively, “Management Activities”), including (but not limited to) with respect to the following:
(a)    the training, supervision, direction, hiring, firing, retention, or compensation (including benefits) of any employee (whether or not a management employee) or contractor;
(b)    any employment policies or practices;
(c)    the hours or days of operation;

(d)    any accounting systems or procedures;
(e)    any advertising, promotions or other marketing activities;
(f)    the purchase, lease, or substitution of any gaming device or related equipment or software, including player tracking equipment;
(g)    the vendor, type, theme, percentage of pay-out, display or placement of any gaming device or equipment; or
(h)    budgeting, allocating, or conditioning payments of any Tribal Entity’s operating expenses;
provided, however, that a Creditor will not be in violation of the foregoing restriction solely because such Creditor:
(1)    enforces compliance with any term in any Loan Document that does not require the gaming operation to be subject to any third-party decision-making as to any Management Activities; or
(2)    requires that all or any portion of the revenues securing the Loans and other Obligations be applied to satisfy valid terms of the Loan Documents; or
(3)    otherwise forecloses on all or any portion of the property securing the Obligations.
Section 6.12    Section 81 Compliance.  The parties hereto agree that any right, restriction or obligation contained in this Agreement or any other Loan Document that “encumbers Indian land” within the meaning of 25 U.S.C. § 81(b) shall not be effective for longer than six years, 364 days unless such Loan Document is an agreement or contract described in 25 U.S.C. § 81(c) or bears the approval of the Secretary of the Interior within the meaning of 25 U.S.C. § 81(b).
Section 6.13    Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.
Section 6.14    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission, e-mail in Adobe “.pdf” format, or other electronic means shall be effective as delivery of a manually executed counterpart hereof.

Section 6.15    Consent. By executing this Agreement, each signatory that is a Lender under the Loan Agreement (prior to giving effect to this Agreement), whether or not such Lender is also an Increase Term B Lender, hereby consents and agrees to the amendments to the Loan Agreement set forth in this Agreement. The parties hereto also acknowledge and agree that any Existing Senior Subordinated Notes that have been effectively and irrevocably called for redemption on or about the Effective Date shall be deemed not to violate Section 9.03 of the Loan Agreement (and the Indebtedness thereunder not included for purposes of measuring any financial ratio) so long as the Borrower has deposited with the Existing Senior Subordinated Notes Trustee an amount sufficient to fund such redemption, and such deposit shall not constitute the incurrence of a Lien (as defined in the Loan Agreement).
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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Increase Joinder and Amendment Agreement as of the date first set forth above.

MOHEGAN TRIBAL GAMING AUTHORITY

By: /s/ Mitchell Grossinger Etess
Name: Mitchell Grossinger Etess
Title: Chief Executive Officer

THE MOHEGAN TRIBE OF INDIANS OF CONNECTICUT

By: /s/ Kevin Brown
Name: Kevin Brown
Title: Chairman

[Signature Page to Increase Joinder and Amendment Agreement]

MOHEGAN BASKETBALL CLUB LLC

By: /s/ Mitchell Grossinger Etess
Name:     Mitchell Grossinger Etess
Title:    President

MOHEGAN COMMERCIAL VENTURES-PA, LLC

By: /s/ Mitchell Grossinger Etess
Name:    Mitchell Grossinger Etess
Title:    Manager

DOWNS RACING, L.P.
By Mohegan Commercial Ventures-PA, LLC,
its general partner

By: /s/ Mitchell Grossinger Etess
Name:    Mitchell Grossinger Etess
Title:     Manager

BACKSIDE, L.P.
By Mohegan Commercial Ventures-PA, LLC,
its general partner

By: /s/ Mitchell Grossinger Etess
Name:    Mitchell Grossinger Etess
Title:     Manager

MILL CREEK LAND, L.P.
By Mohegan Commercial Ventures-PA, LLC,
its general partner

By: /s/ Mitchell Grossinger Etess
Name:    Mitchell Grossinger Etess
Title:     Manager

[Signature Page to Increase Joinder and Amendment Agreement]

NORTHEAST CONCESSIONS, L.P.
By Mohegan Commercial Ventures-PA, LLC,
its general partner

By: /s/ Mitchell Grossinger Etess
Name:    Mitchell Grossinger Etess
Title:     Manager

MOHEGAN VENTURES-NORTHWEST, LLC

By: /s/ Kevin Brown
Name:    Kevin Brown
Title:     Manager

MOHEGAN GOLF, LLC

By:/s/ Mitchell Grossinger Etess
Name:    Mitchell Grossinger Etess
Title:     Manager

WISCONSIN TRIBAL GAMING, LLC

By:/s/ Mitchell Grossinger Etess
Name:    Mitchell Grossinger Etess
Title:     Manager

MTGA GAMING, LLC

By:/s/ Mitchell Grossinger Etess
Name:    Mitchell Grossinger Etess
Title:     President

MOHEGAN VENTURES-WISCONSIN, LLC
By Mohegan Tribal Gaming Authority,
its sole manager and member

By:/s/ Mitchell Grossinger Etess
Name:    Mitchell Grossinger Etess
Title:     Chief Executive Officer
[Signature Page to Increase Joinder and Amendment Agreement]

CITIZENS BANK, N.A.,
as Administrative Agent

By:    /s/ Clifford Mellor
Name: Clifford Mellor
Title: Senior Vice President

[Signature Page to Increase Joinder and Amendment Agreement]

CITIZENS BANK, N.A.,
as a Lender

By: /s/ Mark S. Fucci
Name: Mark S. Fucci
Title: Senior Vice President

If two signatures required:

By:______________________________
Name:
Title:

[Signature Page to Increase Joinder and Amendment Agreement]

_________________________________,
as a Lender

By:______________________________
Name:
Title:

If two signatures required:

By:______________________________
Name:
Title:

[Signature Page to Increase Joinder and Amendment Agreement]

_________________________________,
as an Increase Term B Lender

By:______________________________
Name:
Title:

If two signatures required:

By:______________________________
Name:
Title:

Notice Address:

Attention:
Telephone:
Facsimile:

[Signature Page to Increase Joinder and Amendment Agreement]

SCHEDULE A

to Increase Joinder Agreement and Amendment

Increase Term B Loan Commitments

Name of Increase Term B Lender	Amount of Increase Term B Loan Commitment
Citizens Bank, N.A.	$90,000,000
Total: $90,000,000